                                                                   EXHIBIT 10.29

                               REFERRAL AGREEMENT

        This Agreement ("Agreement") is made this 16th day of September, 2002, by and between Western Financial Bank ("WFB"), WestFin Insurance Agency ("WFIA") and WFS Financial Inc ("WFS"), (the "Parties" or, individually, "Party").

                                    RECITALS

        WHEREAS, WFB is the majority owner of WFS, having formed the company as an operating subsidiary for the purpose of conducting consumer finance activities primarily in markets not served by the Bank;

        WHEREAS, WFIA is a wholly owned subsidiary of WFB;

        WHEREAS, the Parties, in exchange for a fee, desire to refer customers to one another on the terms and conditions described below; and

        WHEREAS, the Parties desire to set forth the terms of their relationship in order to ensure that, in accordance with Office of Thrift Supervision ("OTS") regulations, each Party functions as and remains a corporate entity separate and apart from the other.

        NOW, THEREFORE, the parties hereto agree as follows:

        This Agreement will become effective on the date stated above and will continue in effect until terminated as provided herein.

        1.      Referrals.

                1.1 From time to time, each Party ("Referring Party") may desire to refer their customers ("Customers") to another Party ("Using Party"). Exhibit "A", as amended from time to time, attached hereto and incorporated herein, identifies the Referring Party and the Using Party, the type of and purpose for the referral, and the fee therefor. The Using Party agrees that the customers of Referring Party will be used solely for marketing and solicitation by the Using Party. The Customers will not be referred to any other person or entity without the prior express written consent of Referring Party.

        2.      Time and Method of Payment.

                2.1 Fees for referred Customers who then become Customers of the Using Party shall be payable by the Using Party. By the 20th day of the billing period, the Accounting Department of the Referring Party shall make allocations to the Using Party at the time and frequency shown on Exhibit "A" but in any case not less than quarterly. The respective Accounting



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Departments of the Using Parties shall make all necessary entries to the separate books and records of the Using Party to record the allocation and reimbursement thereof.

        3.      Term.

                3.1 This Agreement shall commence as of the date stated above and shall continue until terminated by the Parties for items listed on Exhibit "A".

                3.2 This Agreement may be terminated by either Party without cause upon five (5) days prior written notice, and may be terminated immediately for breach of any covenant, obligation, or duty herein contained or for violation of law, ordinance, statute, rule or regulation (collectively referred to as "law") governing the conduct of either Party hereto.

                3.3 Termination shall not affect the obligations of the Parties with respect to any event occurring before termination. Each Party shall be bound by and responsible for any transaction or expense properly agreed to or incurred by it in connection with services acquired hereunder but not settled, paid or reimbursed prior to the date of any such termination.

        4. Representations and Warranties of Each Party. Each Party hereto represents and warrants to and for the benefit of the other as follows:

                4.1 Corporate Existence and Qualifications. Each is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which incorporated or chartered, with full corporate power to own its properties and to carry on its business as now owned and operated by each.

                4.2 Licenses; Compliance with Laws. Each has all licenses, franchises, permits and authorizations necessary for the lawful conduct by it of its business. Neither has violated, and is not in violation of, any such licenses, franchises, permits or authorizations or any applicable statutes, laws, ordinances, rules or regulations of any federal, state, or local governmental bodies, agencies or subdivisions having, asserting or claiming jurisdiction over it or over any part of its operations.

                4.3 Enforceability. Each, by its execution hereof, represents and warrants that this Management Agreement is valid and binding upon it, enforceable against it on its terms, and agrees to be liable for its obligations hereunder.

        5.      Covenants Regarding Corporate Existence.

                5.1 Preservation of Corporate Existence and Qualifications. Each Party will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction under which organized and will obtain and preserve its qualifications to carry on business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary.



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                5.2 Observation of Corporate Formalities. Each Party shall at all times observe the applicable legal requirements for the recognition of the other as a corporate entity separate and apart from the other, including without limitation the following:

                        (i) Each shall maintain corporate records and books of account separate from those of any other;

                        (ii) Each shall not at any time commingle its funds with those of any other;

                        (iii) Each shall hold meetings of its Board of Directors as appropriate to authorize its corporate actions;

                        (iv) Each shall hold meetings of its shareholder(s) as appropriate and as required by the laws and regulations of the jurisdiction under whose laws the Parties were formed;

                        (v) Each shall file all reports required by the administrators or regulators of the jurisdiction in which each Party conducts business, including without limitation, annual Statements in a timely manner; and

                        (vi) Each shall ensure that its yearly franchise taxes are paid in a timely manner so as to maintain its corporate existence uninterrupted.

                5.3 Advertising. Each Party will at all times hold itself out to the public as an entity separate from the other and its advertising and marketing shall reflect such separate corporate existence.

                5.4 OTS Regulations. Both Parties shall comply with all applicable OTS regulations.

        6. Liability; Consultation with Counsel. Neither Party shall assume responsibility or liability with respect to the business or affairs of the other, other than to provide the management and administrative services and facilities required hereunder. Each shall indemnify, defend and hold harmless the other against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies (collectively the "Claims"), including without limitation interest penalties and attorney's fees, that either shall incur or suffer, which arise, result from or relate to (i) conduct by the other of its business and operations and (ii) breach by the other of its obligations pursuant to this Agreement. Notwithstanding anything contained herein to the contrary, Parties' obligations pursuant to this section shall not be applicable to Claims arising directly from the other's bad faith, gross negligence or willful misconduct. This Agreement shall create no right, benefit or privilege in favor of any person not a Party hereto, and no person not a Party hereto shall have any recourse against any Party hereto for any advice, service or facility provided or omitted by a Party pursuant to this Agreement. A



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Party may consult with legal counsel (who may also be counsel to another Party)
concerning any questions that may arise with respect to its duties and obligations hereunder, and it shall be fully protected in respect of any action taken or omitted by it hereunder in good faith reliance on any opinion of such counsel with respect to any such duty or obligation.

        7.      General.

                7.1 This Agreement may be modified, amended or superseded in whole or in part, at any time, by a writing executed by the Parties hereto.

                7.2 This Agreement shall be governed by the laws of California, except to the extent any such laws are superseded by federal law or regulation.

                7.3 This Agreement may be executed in counterparts, all of which, taken together shall constitute one agreement.

                7.4 Neither Party shall assign this Agreement without the prior written consent of the other Party, which consent shall not unreasonably be withheld.

        Wherefore, the undersigned have executed this Agreement as of the date first set forth above.


WESTERN FINANCIAL BANK

By:                                             Date: September __, 2002
   -----------------------------------
   Thomas A. Wolfe, President


WFS FINANCIAL INC

By:                                             Date: September __, 2002
   -----------------------------------
   Mark Olson
   Senior Vice President & Controller


WESTFIN INSURANCE AGENCY

By:                                             Date: September __, 2002
   -----------------------------------
   Lee A. Whatcott
   Vice President & Chief Financial Officer



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

                                    EXHIBIT A

-----------------------------------------------------------------------------------------------------
   REFERRING PARTY        USING PARTY           PURPOSE            REFERRAL FEE         PAYABLE
-----------------------------------------------------------------------------------------------------
WFS                     WFB              Checking Account        $25               Monthly
-----------------------------------------------------------------------------------------------------
WFS                     WFB              Money Market Account    $25               Monthly
-----------------------------------------------------------------------------------------------------
WFB                     WFS              Origination of          $250 per funded   Monthly
                                         Consumer Auto Loans     loan
                                         (applicable to
                                         National Business
                                         Centers Only)
-----------------------------------------------------------------------------------------------------
WFS                     WFB              Credit Card Fees        WFB 51.94%        Quarterly
                                         related to First USA    WFS 48.06%
                                         Agent Banks
-----------------------------------------------------------------------------------------------------
WFS                     WFIA             Origination by dealer   $60               Monthly
                                         of Consumer Auto
                                         Loans marketed by WFS
                                         which sold GAP
                                         coverage.
-----------------------------------------------------------------------------------------------------





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